UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2016

EP ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 11, 2016, EP Energy LLC (“EPE LLC”), a wholly-owned subsidiary of EP Energy Corporation, announced that it is offering to the lenders under its Term Loan Agreement dated as of April 24, 2012 (the “Existing Term Loan Agreement”) to exchange their existing Tranche B-3 term loans maturing May 2018 and Tranche B-2 term loans maturing April 2019 (the “Existing Term Loans”) for a like principal amount of new term loans (the “New Term Loans”) that are expected to have an interest rate of LIBOR plus 8.75%, with a floor of 1.00%, and a maturity date of June 30, 2021, subject to an earlier maturity date in the event that the aggregate principal amount of EPE LLC’s existing 9.375% Senior Notes due 2020 exceeds $325 million prior to maturity of such notes.

The New Term Loans will be governed by a new term loan agreement and are expected to be secured by a lien on the collateral that secures the Existing Term Loans that is senior in priority to the Existing Term Loans and junior in priority to the liens securing EPE LLC’s existing RBL facility.  The New Term Loans are expected to have the additional terms described in the lender presentation provided by EPE LLC to lenders in connection with the offer.  A copy of the lender presentation is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In connection with the exchange, consenting lenders are expected to approve an amendment to the Existing Term Loan Agreement to remove the covenants restricting (i) the incurrence of indebtedness and issuance of disqualified stock and preferred stock and (ii) the incurrence and existence of liens. Each lender that does not consent to the exchange will retain its respective Tranche B-2 term loans and Tranche B-3 term loans under the Existing Term Loan Agreement.

The proposed offer of the term loans and related transactions are subject to market and other conditions, and may not occur as described or at all.

The information in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Lender presentation.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EP ENERGY LLC

Date: August 11, 2016	By:	/s/ Dane E. Whitehead
Dane E. Whitehead
Executive Vice President and Chief Financial Officer

EP ENERGY CORPORATION

	By:	/s/ Dane E. Whitehead
Dane E. Whitehead
Executive Vice President and Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description
99.1	Lender presentation.

4